UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2024

Kronos Bio, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39592	82-1895605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 So. El Camino Real, Suite 400 San Mateo, California	94402
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 781-5200

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KRON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 24, 2024, Kronos Bio, Inc. (the “Company”) and Jorge DiMartino, M.D., Ph.D., the Company’s Chief Medical Officer and Executive Vice President, Clinical Development, mutually agreed to the termination of Dr. DiMartino’s employment with the Company, effective February 16, 2024 (the “Separation Date”). Also on January 24, 2024, the Company and Barbara Kosacz, J.D., Chief Operating Officer and General Counsel, mutually agreed to the termination of Ms. Kosacz’s employment with the Company, effective the Separation Date.

(e)

On January 24, 2024, the Company and Dr. DiMartino entered into a Separation Agreement (the “DiMartino Separation Agreement”) to: (i) confirm that Dr. DiMartino’s termination of employment is a “Covered Termination” under the Company’s Severance and Change in Control Plan and Dr. DiMartino’s Participation Agreement thereunder (collectively, the “Severance Plan”); (ii) provide that the severance payments which Dr. DiMartino is eligible to receive under the Severance Plan will be paid in a lump sum rather than in salary continuation payments, subject to the terms of the Separation Agreement; and (iii) contemplate the engagement of Dr. DiMartino as a consultant to the Company following the Separation Date. The Severance Plan, including the form of Participation Agreement thereunder, is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2022, filed with the SEC on September 9, 2022.

Item 8.01	Other Events.

On January 24, 2024, the Company and Christopher Dinsmore, Ph.D., Chief Scientific Officer, mutually agreed to the termination of Dr. Dinsmore’s employment with the Company, effective the Separation Date.

On January 24, 2024, the Company entered into Separation Agreements with Ms. Kosacz and Dr. Dinsmore that are substantially similar to the DiMartino Separation Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS BIO, INC.

	By:	/s/ Norbert Bischofberger
Norbert Bischofberger, Ph.D.
President and Chief Executive Officer
Dated: January 25, 2024